POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Costas Azariadis constitutes and appoints John Y. Keffer, Dana A. Lukens, Leslie K. Klenk, Robert J. Zutz, and R Darrell Mounts and each of them to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of Core Trust (Delaware) and Monarch Funds, and any amendments thereto, on Form N-1A or Form N-14, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, and their substitute or substitutes, may do or cause to be done by virtue hereof.

                                                /S/ COSTAS AZARIADIS
                                                --------------------------------
                                                Costas Azariadis

Dated:  March 21, 2003

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that James C. Cheng constitutes and appoints John Y. Keffer, Dana A. Lukens, Leslie K. Klenk, Robert J. Zutz, and R Darrell Mounts and each of them to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of Core Trust (Delaware) or Monarch Funds, and any amendments thereto, on Form N-1a or Form N-14, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, and their substitute or substitutes, may do or cause to be done by virtue hereof.

                                                /S/ JAMES C. CHENG
                                                --------------------------------
                                                James C. Cheng

Dated:  March 21, 2003

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that J. Michael Parish constitutes and appoints John Y. Keffer, Dana A. Lukens, Leslie K. Klenk, Robert J. Zutz, and R Darrell Mounts and each of them to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of Core Trust (Delaware), and any amendments thereto, on Form N-1A or Form N-14, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, and their substitute or substitutes, may do or cause to be done by virtue hereof.

                                                /S/ J. MICHAEL PARISH
                                                --------------------------------
                                                J. Michael Parish

Dated:  March 21, 2003

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that John Y. Keffer constitutes and appoints Dana A. Lukens, Leslie K. Klenk, Robert J. Zutz, and R Darrell Mounts and each of them to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of Core Trust (Delaware) or Monarch Funds, and any amendments thereto, on Form N-1A or Form N-14, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, and their substitute or substitutes, may do or cause to be done by virtue hereof.

                                                /S/ JOHN Y. KEFFER
                                                --------------------------------
                                                John Y. Keffer

Dated:  March 21, 2003